UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2010

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 22, 2010, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly-owned subsidiary of AmeriCredit Corp., entered into amendments to the Insurance and Indemnity Agreements concerning the AmeriCredit Automobile Receivables Trust 2007-D-F (“AMCAR 2007-D-F”) and the AmeriCredit Automobile Receivables Trust 2008-A-F (“AMCAR 2008-A-F”), each insured by Assured Guaranty Municipal Corp. f/k/a Financial Security Assurance Inc. (“AGM”). Also, on January 22, 2010, Long Beach Acceptance Corp., a wholly-owned subsidiary of AmeriCredit, entered into amendments to the Insurance and Indemnity Agreements concerning the Long Beach Acceptance Auto Receivables Trust 2006-B and the Long Beach Acceptance Auto Receivables Trust 2007-A, each insured by AGM. In each case, the effect of the amendments to the related Insurance and Indemnity Agreement increased certain levels relating to delinquency ratios, cumulative default rates and cumulative loss rates that trigger events of default under the related Insurance and Indemnity Agreement. Simultaneously with the execution of the amendments to the above-referenced Insurance and Indemnity Agreements, the Spread Account Agreements concerning AMCAR 2007-D-F and AMCAR 2008-A-F were amended to increase certain credit enhancement requirements under each Spread Account Agreement. This description of the amendments is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the amendments attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Amendment No. 1, dated as of January 22, 2010, among Assured Guaranty Municipal Corp., AFS SenSub Corp., AmeriCredit Automobile Receivables Trust 2007-D-F, AmeriCredit Corp. and AmeriCredit Financial Services, Inc. to the Insurance and Indemnity Agreement, dated as of September 12, 2007.

99.2	Amendment No. 1, dated as of January 22, 2010, among Assured Guaranty Municipal Corp., AFS SenSub Corp., AmeriCredit Automobile Receivables Trust 2008-A-F, AmeriCredit Corp. and AmeriCredit Financial Services, Inc. to the Insurance and Indemnity Agreement, dated as of May 21, 2008.

99.3	Amendment No. 2, dated as of January 22, 2010, among Assured Guaranty Municipal Corp., Long Beach Acceptance Corp., Long Beach Acceptance Auto Receivables Trust 2006-B, and Long Beach Acceptance Receivables Corp. to the Insurance and Indemnity Agreement, dated as of September 1, 2006.

99.4	Amendment No. 2, dated as of January 22, 2010, among Assured Guaranty Municipal Corp., Long Beach Acceptance Corp., Long Beach Acceptance Auto Receivables Trust 2007-A, and Long Beach Acceptance Receivables Corp. to the Insurance and Indemnity Agreement, dated as of March 1, 2007.

99.5	Amendment No. 3, dated as of January 22, 2010, among AmeriCredit Automobile Receivables Trust 2007-D-F, Assured Guaranty Municipal Corp. and Wells Fargo Bank, National Association to the Spread Account Agreement, dated as of September 12, 2007.

99.6	Amendment No. 2, dated as of January 22, 2010, among AmeriCredit Automobile Receivables Trust 2008-A-F, Assured Guaranty Municipal Corp. and Wells Fargo Bank, National Association to the Spread Account Agreement, dated as of May 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT CORP.
(Registrant)

Date: January 27, 2010	By:	/S/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Amendment No. 1, dated as of January 22, 2010, among Assured Guaranty Municipal Corp., AFS SenSub Corp., AmeriCredit Automobile Receivables Trust 2007-D-F, AmeriCredit Corp. and AmeriCredit Financial Services, Inc. to the Insurance and Indemnity Agreement, dated as of September 12, 2007.

99.2	Amendment No. 1, dated as of January 22, 2010, among Assured Guaranty Municipal Corp., AFS SenSub Corp., AmeriCredit Automobile Receivables Trust 2008-A-F, AmeriCredit Corp. and AmeriCredit Financial Services, Inc. to the Insurance and Indemnity Agreement, dated as of May 21, 2008.

99.3	Amendment No. 2, dated as of January 22, 2010, among Assured Guaranty Municipal Corp., Long Beach Acceptance Corp., Long Beach Acceptance Auto Receivables Trust 2006-B, and Long Beach Acceptance Receivables Corp. to the Insurance and Indemnity Agreement, dated as of September 1, 2006.

99.4	Amendment No. 2, dated as of January 22, 2010, among Assured Guaranty Municipal Corp., Long Beach Acceptance Corp., Long Beach Acceptance Auto Receivables Trust 2007-A, and Long Beach Acceptance Receivables Corp. to the Insurance and Indemnity Agreement, dated as of March 1, 2007.

99.5	Amendment No. 3, dated as of January 22, 2010, among AmeriCredit Automobile Receivables Trust 2007-D-F, Assured Guaranty Municipal Corp. and Wells Fargo Bank, National Association to the Spread Account Agreement, dated as of September 12, 2007.

99.6	Amendment No. 2, dated as of January 22, 2010, among AmeriCredit Automobile Receivables Trust 2008-A-F, Assured Guaranty Municipal Corp. and Wells Fargo Bank, National Association to the Spread Account Agreement, dated as of May 21, 2008.